Federated Managed Volatility Strategy Portfolio
A Portfolio of Federated Managed Pool Series

SUPPLEMENT TO PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION DATED MARCH 31, 2017
On May 18, 2017, the Board of Trustees (the “Board”) of Federated Managed Pool Series approved a Plan of Liquidation for Federated Managed Volatility Strategy Portfolio (the “Fund”) pursuant to which the Fund will be liquidated on or about May 30, 2017 (the “Liquidation” or the “Liquidation Date”). In approving the Liquidation, the Board determined that the liquidation of the Fund is in the best interests of the Fund and its shareholders.
Accordingly, the Adviser has begun positioning the portfolio of the Fund for liquidation, causing it to deviate from its stated investment objective and strategies. In preparation for Liquidation, the Fund's portfolio has been positioned into cash.
Any shares outstanding at the close of business on the Liquidation Date will be automatically redeemed. Such redemption shall follow the procedures set forth in the Fund's Plan of Liquidation. Final dividends will be paid in advance of the Liquidation. Any capital gains will be distributed to shareholders, if necessary, prior to the Liquidation.
Any time prior to the Liquidation Date, the shareholders of the Fund may redeem their shares of the Fund pursuant to the procedures set forth in the Fund's Prospectus. Shareholders may also exchange their shares of the Fund into shares of the same class of another Federated fund if the shareholder meets the eligibility criteria and investment minimum for the Federated fund for which the shareholder is exchanging.
Any income or capital gains distributed to shareholders prior to the Liquidation Date or as part of the liquidation proceeds will be subject to tax. All investors should consult with their tax advisor regarding the tax consequences of this Liquidation.
May 22, 2017
Federated Managed Volatility Strategy Portfolio
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Federated Securities Corp., Distributor
Q453815 (5/17)
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